Supplement dated May 13, 2002 to the
Panorama Premier, Panorama Passage,
MassMutual Artistry, Panorama Plus and Panorama
variable annuity prospectuses each dated May 1, 2002

Effective June 1, 2002 the prospectus is revised as follows:

In the “Investment Choices” section under the heading “The Funds” and under the sub-heading “Panorama Series Fund, Inc.” the description of the Panorama Growth Portfolio is deleted and replaced with the following:

Panorama Growth Portfolio. The Panorama Growth Portfolio
seeks high total return by investing mainly in common
stocks of domestic large-cap companies.